EXHIBIT 99.1

            CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies in his capacity as an officer of Franklin Street Properties Corp. (the "Company") that the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date:  May 14, 2003
                              /s/ George J. Carter
                              ----------------------------------------------
                                  President and Chief Executive Officer


                              /s/ Barbara J. Corinha
                              ----------------------------------------------
                                  Vice President, Chief Operating
                                  Officer (equivalent of Chief Financial
                                  Officer), Treasurer and Secretary

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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